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                                   EXHIBIT 25

                                                                CONFORMED COPY




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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)          |  |
                                                    --

                           -------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)



                           -------------------------

                           TELE-COMMUNICATIONS, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                               84-0588868
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


5619 DTC Parkway
Englewood, Colorado                                    80111-3000
(Address of principal executive offices)               (Zip code)

                             ----------------------

                                Debt Securities
                      (Title of the indenture securities)


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



1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- ------------------------------------------------------------------------------
                   Name                                        Address
- ------------------------------------------------------------------------------
     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20549

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.





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





                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of April, 1994.


                                        THE BANK OF NEW YORK



                                        By:        /S/ KATHLEEN JONES
                                            -------------------------------
                                            Name:  KATHLEEN JONES
                                            Title: ASSISTANT VICE PRESIDENT





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
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                                                                       Exhibit 7
                 Consolidated Report of Condition of

                      THE BANK OF NEW YORK

           of 48 Wall Street, New York, N.Y. 10286
            And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                Dollar Amounts
ASSETS                                            in Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
    currency and coin ................             $ 4,393,393
  interest-bearing balances ..........                 652,315
Securities ...........................               3,809,834
Federal funds sold in domestic offices
  of the bank ........................                 331,075
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income .................23,708,678
  Less Allowance for loan and lease
   losses .....................773,597
  Less Allocated transfer risk
   reserve .....................28,427
  Loans and leases, net of unearned
    income, allowance and reserve ....              22,906,654
Assets held in trading accounts ......                 851,615
Premises and fixed assets (including
  capitalized leases) ................                 657,247
Other real estate owned ..............                  60,806
Investments in unconsolidated subsi-
  diaries and associated companies ...                 170,378
Customers liability to this bank on
  acceptances outstanding ............                 885,751
Intangible assets ....................                  42,689
Other assets                                         1,326,362
                                                   -----------
Total assets                                       $36,088,119
                                                   ===========
LIABILITIES
Deposits:
  In domestic offices ................             $19,486,153
  Noninterest-bearing .......7,388,636
  Interest-bearing .........12,097,517
  In foreign offices, Edge and Agree-
  ment Subsidiaries, and IBFs ........               8,230,444
  Noninterest-bearing ..........53,571
  Interest-bearing ..........8,176,873
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the bank and
  of its Edge and Agreement subsi-
  diaries, and in IBFs:
  Federal funds purchased ............               1,207,881
  Securities sold under agreements to
    repurchase .......................                 350,492
Demand notes issued to the U.S.
  Treasury ...........................                 300,000
Other borrowed money .................                 530,559
Bank's liability on acceptances exe-
  cuted and outstanding ..............                 897,899
Subordinated notes and debentures ....               1,064,780
Other liabilities ....................               1,139,025
                                                    ----------
Total liabilities ....................              33,207,233
                                                    ==========
EQUITY CAPITAL
Perpetual preferred stock and related
  surplus ...........................                   75,000
Common stock ........................                  942,284
Surplus .............................                  525,666
Undivided profits and capital
  reserves ..........................                1,342,860
Cumulative foreign Currency transla-
  tion adjustments ..................              (    4,924)
                                                   -----------
Total equity capital ................                2,880,886
                                                   -----------
Total liabilities, limited-life pre-
  ferred stock, and equity capital ..              $36,088,119
                                                   ===========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       )
   J. Carter Bacot     )
   Alan R. Griffith    )     Directors
   Samuel F. Chevalier )
                       )

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